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CUSIP No. 68213N109                                  Page 8 of 8 Pages
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                                                                       Exhibit 2

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James E. Stevenson, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of ABS Capital Partners. L.P., ABS Partners, L.P., ABS Capital Partners II, L.P., ABS Partners II, L.L.C., ABS Capital Partners III, L.P. and ABS Partners III, L.L.C., pursuant to Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby and ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof, or may have done in connection with the matters described above.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
30th day of December, 2003.

                                         ABS CAPITAL PARTNERS, L.P.

                                         By:   ABS Partners, L.P.

                                         By:   /s/ Donald B. Hebb, Jr.
                                             -----------------------------------
                                                  Donald B. Hebb, Jr.
                                                  General Partner


                                         ABS PARTNERS, L.P.

                                         By:   /s/ Donald B. Hebb, Jr.
                                             -----------------------------------
                                                  Donald B. Hebb, Jr.
                                                  General Partner


                                         ABS CAPITAL PARTNERS II, L.P.

                                         By:   ABS Partners II, L.L.C.

                                         By:   /s/ Donald B. Hebb, Jr.
                                             -----------------------------------
                                                  Donald B. Hebb, Jr.
                                                  Manager


                                         ABS PARTNERS II, L.L.C.

                                         By:   /s/ Donald B. Hebb, Jr.
                                             -----------------------------------
                                                  Donald B. Hebb, Jr.
                                                  Manager


                                         ABS CAPITAL PARTNERS III, L.P.

                                         By:   ABS Partners III, L.L.C.

                                         By:   /s/ Donald B. Hebb, Jr.
                                             -----------------------------------
                                                  Donald B. Hebb, Jr.
                                                  Manager


                                         ABS PARTNERS III, L.L.C.

                                         By:   /s/ Donald B. Hebb, Jr.
                                             -----------------------------------
                                                  Donald B. Hebb, Jr.
                                                  Manager

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                                               /s/ Donald B. Hebb, Jr.
                                               ---------------------------------
                                               Donald B. Hebb, Jr.


                                               /s/ Timothy T. Weglicki
                                               ---------------------------------
                                               Timothy T. Weglicki


                                               /s/ John D. Stobo, Jr.
                                               ---------------------------------
                                               John D. Stobo, Jr.